UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 27, 2005
Date of Report (Date of Earliest Event Reported)

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1– 10079	94-2885898

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 North First Street
San Jose, California 95134

(Address of principal executive offices and zip code)

(408) 943-2600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On January 27, 2005, Cypress Semiconductor Corporation issued a press release announcing its results for the fourth quarter of its fiscal year ended January 2, 2005. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Use of Non-GAAP Financial Information

     Cypress provides certain non-GAAP financial measures as additional information relating to its operating results. Cypress believes that the presentation of these measures provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. These measures are not in accordance with, or an alternative to, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. Management uses these non-GAAP measures internally for strategic decision making, forecasting future results and evaluating the Company’s current performance. Given management’s use of these measures, Cypress believes these measures are important to investors in understanding the Company’s current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better compare Cypress’ core business with those of other companies as well as to assess changes in Cypress’ core business across different time periods.

     Pursuant to the requirements of Regulation G, we have provided a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

     The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. The information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing made by Cypress with the U.S. Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit 99.1	Press Release dated as of January 27, 2005, announcing Cypress’s results for the fourth quarter of its fiscal year ended January 2, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION
Date: January 27, 2005	By:	/s/ Emmanuel T. Hernandez
Emmanuel T. Hernandez
Chief Financial Officer, Executive Vice President, Finance and Administration

INDEX TO EXHIBIT

Exhibit	Description
99.1	Press Release dated as of January 27, 2005, announcing Cypress’s results for the fourth quarter of its fiscal year ended January 2, 2005.